SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549



                           FORM 8-K/A

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported) November 29, 1995

                        ASTRONICS CORPORATION
        (Exact Name of Registrant as Specified in Charter)

New York                        0-7087             16-0959303
(State or Other              (Commission          (IRS Employer
Jurisdiction                 File Number)         Identification
of Incorporation)                                 No.)


1801 Elmwood Avenue, Buffalo, New York                    14207
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code (716) 447-9013


                                   N/A
   (Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial       Page
          Information and Exhibits.

          The following financial statements and pro forma financial information are filed as a part of this report.

               (A)  Financial Statements of Loctite
                    Luminescent Systems, Inc.               3

                    (i)  Report of Independent Auditors     4

                   (ii)  Audited Financial Statements for
                         the year ended December 31, 1994
                         and for the nine months ended
                         September 30, 1995                5-12

               (B)  Pro Forma Combined Financial State-
                    ments of Astronics Corporation and
                    Loctite Luminescent Systems, Inc.       13

                    (i)  Pro Forma Combined Balance Sheet
                         as of September 30, 1995           14

                   (ii)  Pro Forma Combined Statement of
                         Operations for the nine months
                         ended September 30, 1995           16

                  (iii)  Pro Forma Combined Statement of
                         Operations for the twelve months
                         ended December 31, 1994            17

                   (iv)  Notes to Pro Forma Financial
                         Statements                         18

               (C)  Exhibits

                    (2.1)  Stock Purchase Agreement
                    dated November 29, 1995 among
                    Astronics Corporation, Loctite
                    Corporation and Loctite Luminescent
                    Systems, Inc., incorporated by
                    reference to Exhibit 2.1 of
                    Form 8-K filed December 13, 1995.
                    Pursuant to Rule 601(b)(2) of
                    Regulation S-K, exhibits and
                    schedules to this agreement have
                    been omitted.  The Company hereby
                    agrees to supplementally provide to
                    the Securities and Exchange
                    Commission copies of the schedules
                    upon request.

                    (23) Consent of Ernst & Young LLP

                Loctite Luminescent Systems, Inc.

                      Financial Statements

              Nine months ended September 30, 1995
              and the year ended December 31, 1994


                            Contents

                                                       Page

Report of Independent Auditors                          4

Audited Financial Statements

Balance Sheets                                          5-6
Statements of Operations                                7
Statements of Cash Flows                                8
Notes to Financial Statements                           9-12

                 Report of Independent Auditors


Board of Directors
Loctite Luminescent Systems, Inc.


We have audited the accompanying balance sheets of Loctite
Luminescent Systems, Inc. as of September 30, 1995 and
December 31, 1994, and the related statements of operations and cash flows for the nine months ended September 30, 1995 and for the year ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Loctite Luminescent Systems, Inc. at September 30, 1995 and December 31, 1994, and the results of its operations and its cash flows for the nine months ended September 30, 1995 and the year ended December 31, 1994, in conformity with generally accepted accounting principles.


Ernst & Young LLP

December 8, 1995

                Loctite Luminescent Systems, Inc.

                         Balance Sheets

                                 September 30,      December 31,
                                     1995               1994
                                 _______________________________

Assets
Current assets:
 Accounts receivable,
  less allowance of
  $100,033 at September 30, 1995
  ($104,428 at December 31, 1994) $ 1,897,603     $    2,065,403
 Inventories (Note 2)               3,264,137          3,309,822
 Prepaid expenses                       5,925                  -
                                 ____________     ______________

Total current assets                5,167,665          5,375,225

Property and equipment:
 Leasehold improvements             1,043,071            988,599
 Machinery and equipment            6,081,978          6,591,070
                                 ____________     ______________

                                    7,125,049          7,579,669
 Accumulated depreciation
  and amortization                 (5,712,070)        (6,201,202)
                                 ____________     ______________
                                    1,412,979          1,378,467

Other assets:
 Patents, trademarks and other
  intangibles net of accumulated
  amortization of $4,871,736 at
  September 30, 1995 ($4,623,111
  at December 31, 1994)             1,794,264          2,042,889
 Other                                 18,201             10,859
                                 ____________     ______________

Total other assets                  1,812,465          2,053,748
                                 ____________     ______________

Total assets                      $ 8,393,109     $    8,807,440
                                 ============     ==============

                                 September 30,      December 31,
                                     1995               1994
                                 _______________________________

Liabilities and shareholders'
 equity
Current liabilities:
 Cash overdraft                   $    91,500     $        8,307
 Accounts payable                     267,636            318,497
 Intercompany payable to
  Loctite Corporation               4,737,263          4,612,260
 Accrued expenses                     585,019            604,435
                                 ____________     ______________

Total current liabilities           5,681,418          5,543,499

Postretirement obligations            380,213            272,738

Shareholders' equity:
 Common stock, $1 par value,
  1,000,000 share authorized,
  654,748 issued and outstanding      654,748            654,748
 Additional paid-in-capital         4,670,211          4,670,211
 Accumulated deficit               (2,993,481)        (2,333,756)
                                 ____________     ______________
Total shareholders' equity          2,331,478          2,991,203
                                 ____________     ______________

Total liabilities and
 shareholders' equity             $ 8,393,109     $    8,807,440
                                 ============     ==============




See accompanying notes.

                Loctite Luminescent Systems, Inc.

                    Statements of Operations


                                  Nine months
                                     ended          Year ended
                                 September 30,      December 31,
                                     1995              1994
                                 _______________________________

Net sales                         $ 8,726,766     $   11,370,929

Cost of sales                       6,413,237          7,826,114
                                 ____________     ______________
Gross profit                        2,313,529          3,544,815

Selling, general and
 administrative expenses            2,641,951          3,814,322
                                 ____________     ______________
Operating loss                       (328,422)          (269,507)

Other expense:
 Intercompany foreign sales
  commission                          288,750            320,227
 Other intercompany charges            42,553             18,000
                                 ____________     ______________
                                      331,303            338,227
                                 ____________     ______________

Net loss                         $   (659,725)    $     (607,734)
                                 ============     ==============



See accompanying notes.

                Loctite Luminescent Systems, Inc.

                    Statements of Cash Flows


                                  Nine months
                                     ended          Year ended
                                 September 30,      December 31,
                                     1995              1994
                                 _______________________________

Operating activities
Net loss                          $  (659,725)    $     (607,734)
Adjustments to reconcile
 net loss to net cash provided
 by (used in) operating
 activities:
 Depreciation and amortization        597,614            915,411
 Loss on disposal of fixed assets      13,177             59,628
 Changes in operating assets
  and liabilities:
   Accounts receivable                167,800           (350,498)
   Inventories                         45,685           (989,776)
   Prepaid expenses and other         (13,267)           201,379
   Accounts payable and
    accrued expenses                  (70,277)        (1,135,185)
   Post retirement obligations        107,475            123,734
                                 ____________     ______________
Net cash provided by (used in)
 operating activities                 188,482         (1,783,041)

Investing activities
Purchases of property
 and equipment                       (396,678)          (335,188)
                                 ____________     ______________
Net cash used in investing
 activities                          (396,678)          (335,188)

Financing activities
Increase in intercompany payable      125,003          1,902,372
                                 ____________     ______________
Net cash provided by financing
 activities                           125,003          1,902,372
                                 ____________     ______________
Net decrease in cash                  (83,193)          (215,857)
(Overdraft) cash at beginning
 of year                               (8,307)           207,550
                                 ____________     ______________
Cash overdraft at end of year    $    (91,500)    $       (8,307)
                                 ============     ==============




See accompanying notes.

                Loctite Luminescent Systems, Inc.

                  Notes to Financial Statements

            September 30, 1995 and December 31, 1994


1.   Basis of Presentation

The accompanying financial statements present, on a historical basis, the financial position and results of operations related to Loctite Luminescent Systems, Inc. (the "Company"), a wholly-owned subsidiary of Loctite Corporation. On November 29, 1995, Loctite Corporation entered into an agreement to sell substantially all the assets of the Company carried in the accompanying September 30, 1995 balance sheet at $8,393,000 for approximately $6,000,000 plus trade accounts payable assumed by the buyer. These financial statements do not reflect the loss on disposal of approximately $2.1 million.


2.   Summary of Significant Accounting Policies

Business of the Company

The Company is involved in the design, manufacture, and marketing of lamps, formation lights, and egress lighting systems. Revenue is recognized at the time of shipment of goods. The Company performs periodic credit evaluations of its customers' financial condition, and generally does not require collateral.

Inventories

Inventories are valued at the lower of cost (first-in, first-out method) or market.

Inventories are summarized as follows:

                                             1995       1994
                                        _________________________

  Raw materials                         $ 1,434,186  $ 1,383,674
  Work-in-process                           883,410      793,904
  Finished products                       2,466,522    2,516,759
  Obsolescence reserves                  (1,519,981)  (1,384,515)
                                        ___________  ___________
 Total inventories                      $ 3,264,137  $ 3,309,822
                                        ===========  ===========

Property and Equipment

Property and equipment are stated at cost and depreciated principally using the straight-line method over the useful lives of the individual assets ranging from 3 to 12 years. Maintenance and repairs are charged to expense as incurred, while major improvements and replacements are capitalized.

                Loctite Luminescent Systems, Inc.

2.   Summary of Significant Accounting Policies (continued)

Patents, Trademarks and Other Intangibles

Patents, trademarks and other intangibles consists principally of values assigned to these items at the time of acquisition. These assets are being amortized on an accelerated method over 20 years. The carrying value of intangibles is assessed annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


3.   Major Customers and Concentration of Credit Risk

Sales to four customers amounted to approximately 21% of net sales for the nine months ended September 30, 1995 and 22% of the
accounts receivable balance at September 30, 1995.   These
customers are concentrated within the airline, automotive, and defense industries, with such businesses located throughout the world.


4.   Related Party Transactions

The Company has been charged certain direct costs which have been paid by Loctite Corporation on behalf of the Company. Such direct costs include general and worker's compensation insurance expenses, certain lease payments, patent attorney fees and other costs billed by third parties. In addition to direct costs, Loctite Corporation charged a foreign sales commission to the Company. This commission was $289,000 for the nine months ended September 30, 1995 ($320,000 for the year ended December 31,
1994).


5.   Operating Leases

The Company conducts its main operations from a facility that is leased under an agreement expiring October 31, 1999. In addition, the Company leases manufacturing space under a lease expiring November 30, 1996. The rental expense was $360,895 for the nine months ended September 30, 1995 ($474,418 for the year ended December 31, 1994).

                Loctite Luminescent Systems, Inc.

5.   Operating Leases (continued)

The following is a schedule of future minimum rental payments required under the lease agreements:

 Year ending December 31,
      1996                                          $  481,012
      1997                                             476,938
      1998                                             491,245
      1999                                             421,033


6.   Thrift Investment Plan

Under a company-wide Loctite Corporation Thrift Investment Plan, eligible employees may save, by payroll deductions, a portion of their salaries. Up to 25% of the amount saved may be invested in Loctite Corporation common stock. In addition, the Company matches, in Loctite Corporation common stock, one-half of the
first 6% saved by the employee.   Expense recorded related to
this plan for the nine months ended September 30, 1995, was $55,000 ($74,000 for the year ended December 31, 1994).


7.   Retirement Plan

The Company participates in a non-contributory defined benefit plan for eligible employees in accordance with a Loctite Corporation company-wide plan. The Company records its allocated share of pension cost. Expense recorded related to this plan for the nine months ended September 30, 1995, was $91,000 ($181,000 for the year ended December 31, 1994).


8.   Postretirement Health Care and Life Insurance Benefits

The Company provides postretirement health care and life insurance benefits for eligible employees in accordance with Loctite Corporation's policies. The benefit plan is contributory based upon years of service and age at retirement. Health care benefits are extended to spouses of eligible employees and are fully paid by retiree contributions.

The Company accounts for the cost of postretirement benefits in accordance with Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other than Pension" (SFAS No. 106). This statement requires that annual postretirement benefit costs be accrued during an employee's years of active service. In accordance with SFAS No. 106, the transition obligation, representing the unfunded and unrecognized accumulated past service benefit obligation for all

                Loctite Luminescent Systems, Inc.

8.   Postretirement Health Care and Life Insurance Benefits
     (continued)

plan participants, may be recognized as an expense in the year of adoption or may be amortized on a straight-line basis over a period up to twenty years. The Company has adopted SFAS No. 106 by electing to amortize the transition obligation over twenty years.

Postretirement benefit costs are summarized as follows:

                                     Nine months
                                        ended        Year ended
                                     September 30,   December 31,
                                        1995            1994
                                     ____________________________

Service cost for benefits earned
 during the period                     $ 40,050       $ 41,000
Interest cost on accumulated
 postretirement obligation               41,100         41,600
Amortization of transition obligation    26,325         41,134
                                       ________       ________
Net periodic postretirement
 benefit cost                          $107,475       $123,734
                                       ========       ========

Detail related to the funded status of the plan is not available at the Loctite Corporation subsidiary level.


9.   Taxes on Income

The results of operations of the Company are included in the consolidated income tax return of Loctite Corporation. Company losses have been utilized in the consolidated return and no benefit has been allocated to the Company. Historically, income taxes have not been significant to the Company.

                      ASTRONICS CORPORATION


             Pro Forma Combined Financial Statements

                           ASTRONICS CORPORATION
                     Pro Forma Combined Balance Sheet
                            September 30, 1995

                           (Dollars in Thousands)
                                         (Audited)
                                          Loctite
                          (Unaudited) Luminescent  (Unaudited) (Unaudited)
                           Astronics    Systems,    Pro-Forma   Pro-Forma
                          Corporation     Inc.     Adjustments   Combined

     Assets

Current Assets:

  Cash                     $   295      $      0                 $   295
  Accounts receivable        2,788         1,898                   4,686
  Inventories:
    Finished goods           1,876         2,467 A   $ (1,431)     2,912
    Work in process            553           883 A       (310)     1,126
    Raw material             1,942         1,434 A       (427)     2,949
    Obsolescence reserves        0        (1,520)A      1,520          0

  Prepaid expenses           1,612             6                   1,618
                          ______________________     ___________________

     Total current assets $  9,066      $  5,168     $   (648)   $13,586

Property, Plant and
 Equipment                  26,487         7,125 A     (5,712)    27,900
  Less accumulated
   depreciation and
   amortization             14,438         5,712 A     (5,712)    14,438
                          ________      ________     ________    _______
   Net property, plant
    and equipment         $ 12,049      $  1,413     $      0    $13,462

Other assets                 1,151         1,812 A     (1,313)     1,650
                          ______________________     ___________________

                          $ 22,266      $  8,393     $ (1,961)   $28,698
                          ======================     ===================

                           ASTRONICS CORPORATION
                     Pro Forma Combined Balance Sheet
                            September 30, 1995

                           (Dollars in Thousands)
                                         (Audited)
                                          Loctite
                          (Unaudited) Luminescent  (Unaudited) (Unaudited)
                           Astronics    Systems,    Pro-Forma   Pro-Forma
                          Corporation     Inc.     Adjustments   Combined

     Liabilities and
     Shareholders' Equity

Current Liabilities:
  Current maturities of
   long-term debt          $ 2,239      $      0                 $ 2,239
  Cash overdraft                 0            92 B   $    (92)         0
  Accounts payable           1,695           267 A,B      187      2,149
  Intercompany payable to
   Loctite Corporation           0         4,737 B     (4,737)         0
  Accrued expenses           1,165           585 B       (585)     1,165
  Income taxes                 (14)            0                     (14)
                           _________________________ ___________________
     Total current
      liabilities          $ 5,085      $  5,681     $ (5,227)   $ 5,539

Long-Term Debt               3,394             0 A      5,978      9,372

Long-Term Obligations
 under Capital Leases        1,926             0                   1,926

Deferred Income Taxes          897             0                     897

Postretirement obligations       0           380 B       (380)         0

Shareholders' Equity:
 Common Stock, $.01 par value
  Authorized 10,000,000
   shares, issued 3,258,248
    shares                      33           655 B       (655)        33

 Class B common stock, $.01
  par value
   Authorized 5,000,000 shares,
    issued 830,211 shares        8             0                       8

 Additional paid-in capital  2,001         4,670 B     (4,670)     2,001
 Retained earnings           9,602        (2,993)B      2,993      9,602
 Treasury stock, at cost      (680)            0                    (680)
                           _________________________ ___________________

     Total shareholders'
      equity               $10,964      $  2,332     $ (2,332)   $10,964
                           _________________________ ___________________
                           $22,266      $  8,393     $ (1,961)   $28,698
                           ========================= ===================

                           ASTRONICS CORPORATION
                Pro Forma Combined Statement of Operations
               for the nine months ended September 30, 1995


                           (Dollars in Thousands)
                                         (Audited)
                                          Loctite
                          (Unaudited) Luminescent  (Unaudited) (Unaudited)
                           Astronics    Systems,    Pro-Forma   Pro-Forma
                          Corporation     Inc.     Adjustments   Combined

Net Sales                  $19,716      $ 8,727                  $28,443

Costs and Expenses:
  Cost of products sold     13,791        6,413 D    $  (449)     19,755
  Selling, general and
   administrative expenses   4,073        2,642 C       (242)      6,473
  Interest expenses, net
   of interest earned
   of $97                      319              E        314         633
                           _________________________ ___________________

     Total costs and
      expenses             $18,183      $ 9,055      $  (377)    $26,861

Other expenses:
  Intercompany foreign
   sales commission                         289 F       (289)          0
  Other intercompany
   charges                                   43 F        (43)          0
                           _________________________ ___________________
                           $     0          332         (332)          0
                           _________________________ ___________________

  Income before provision
   for taxes on Income     $ 1,533      $  (660)     $   709     $ 1,582

Provision for taxes
 on income                     618            0 G         17         635
                           _________________________ ___________________
     Net income            $   915      $  (660)     $   692     $   947
                           ========================= ===================
     Earnings per share    $  0.24                               $  0.25
                           =======                               =======

                           ASTRONICS CORPORATION
                Pro Forma Combined Statement of Operations
               for the twelve months ended December 31, 1994


                           (Dollars in Thousands)
                                         (Audited)
                                          Loctite
                          (Audited)   Luminescent  (Unaudited) (Unaudited)
                           Astronics    Systems,    Pro-Forma   Pro-Forma
                          Corporation     Inc.     Adjustments   Combined

Net Sales                  $24,944      $11,370                  $36,314

Costs and Expenses:
  Cost of products sold     17,531        7,826 D    $   (707)    24,650
  Selling, general and
   administrative expenses   4,898        3,814 C        (323)     8,389
  Interest expenses, net
   of interest earned
   of $141                     527            0 E         418        945
                           _________________________ ___________________

     Total costs and
      expenses             $22,956      $11,640      $   (612)   $33,984

Other expenses:
  Intercompany foreign
   sales commission                         320 F        (320)         0
  Other intercompany
   charges                                   18 F         (18)         0
                           _________________________ ___________________
                           $     0          338          (338)         0
                           _________________________ ___________________

  Income before provision
   for taxes on Income     $ 1,988      $  (608)     $    950    $ 2,330

Provision for taxes
 on income                     682            0 G         116        798
                           _________________________ ___________________
     Net income            $ 1,306      $  (608)     $    834    $ 1,532
                           ========================= ===================
     Earnings per share    $  0.33                               $  0.39
                           =======                               =======

                      ASTRONICS CORPORATION

             Notes to Pro Forma Financial Statements

Note A    The pro forma information for the year ended
          December 31, 1994, is based on the audited financial statements of Astronics Corporation and Loctite Luminescent Systems, Inc. after giving effect to the adjustments described in Note B. The pro forma information for the nine months ended September 30, 1995, are based on information filed on form-10 QSB for Astronics Corporation and the audited financial statements for Loctite Luminescent Systems, Inc. after giving effect to the adjustments described in Note B. The unaudited pro forma financial statements include all the adjustments, which are of a normal recurring nature, which management considers necessary for the fair presentation of the financial position of operations for this period.

          The pro forma financial statements may not be indicative of the results that actually would have occurred if the transactions had occurred on January 1, 1994 and do not project Astronics Corporation's financial position or results of operations at any future date or period then ended. The pro forma financial statements should be read in conjunction with the financial statements and related notes contained elsewhere herein and in the 1994 annual report of Astronics Corporation.

Note B The accompanying pro forma combined financial statements include adjustments to increase (decrease) pro forma combined data as follows:

          A.   To record the purchase of the assets of Loctite
               Luminescent Systems, Inc.

          B. To eliminate the items not purchased in the acquisition.

          C. To adjust for personnel changes at the time of acquisition.

          D. To adjust depreciation to reflect the new cost basis of equipment.

          E. To reflect the interest on the loan utilized in the acquisition.

          F.   To eliminate intercompany items that affected only
               Loctite Luminescent Systems, Inc.

          G. To adjust taxes to reflect the net effect of the above adjustments.

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASTRONICS CORPORATION


                                          ASTRONICS CORPORATION
                                              (Registrant)


Date: February 5, 1996                  By:John M. Yessa
                                           John M. Yessa
                                           Vice President-Finance

                  Consent of Ernst & Young LLP


We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-65141) of Astronics Corporation of our report dated December 8, 1995 relating to the financial statements of Loctite Luminescent Systems, Inc., which appears on page 4 of this Current Report on Form 8-K/A of Astronics Corporation dated November 29, 1995.


ERNST & YOUNG LLP
February 5, 1996













































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